SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 21, 2008
 (Date of earliest event reported)

SYNERGX SYSTEMS INC.
(Name of small business issuer in its charter)

Delaware      11-2941299
(State or other jurisdiction of incorporation   (I.R.S. Employer Identification No.)
                                                                                                                     or organization)

209 Lafayette Drive, Syosset, New York                                                             11791
(Address of principal executive offices)       (Zip code)

Issuer's telephone number: (516) 433-4700

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failuer to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

    (a) On April 21, 2008, Synergx Systems Inc. (the “Company”) received a letter (the “Letter”) from The NASDAQ Stock Market (“NASDAQ”) notifying the Company that for the last 30 consecutive days, the bid price of the Company’s common stock has closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4) (the “Rule”). The Company has been provided with 180 calendar days (until October 20, 2008) to regain compliance. The Letter states that if, at any time before October 20, 2008, the bid price of the Company’s common stock closes at $1.00 per share for a minimum of 10 consecutive business days, then NASDAQ will provide the Company with written notification that it has complied with the Rule.

    If compliance with the Rule cannot be demonstrated by October 20, 2008, then NASDAQ will decide whether the Company meets NASDAQ’s listing criteria set forth in Marketplace Rule 4310(c), except for the bid price requirement. The Letter states that, if the Company meets these criteria, then the Company will be granted an additional 180 calendar day compliance period. If the Company is not granted an additional 180 calendar period, then NASDAQ will provide written notification that the Company’s securities will be delisted.

    Management and the Board of Directors will consider available strategies in order to satisfy the minimum bid price requirement.

Item 8.01 Other Events.

    On April 25, 2008, the Company issued a press release announcing that it received the Letter.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.    Description
10.1        Press Release issued by Synergx Systems Inc. and dated April 25, 2008

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SYNERGX SYSTEMS INC.
                                         (Registrant)

                                        By: /s/ JOHN A. POSERINA
                                               ---------------------------------
                                        John A. Poserina,
                                        Chief Financial Officer, Secretary
                                         And Director(Principal Accounting and
                                        Financial Officer)

Dated: April 25, 2008

EXHIBIT INDEX

Exhibit No.    Description
10.1        Press Release issued by Synergx Systems Inc. and dated April 25, 2008